Statements of Cash Flows (USD $)	6 Months Ended
Dec. 31, 2012
Cash flows used in operating activities:
Net loss	$ 1,265,672
Adjustments to reconcile net loss to cash used in operating activities:
Charge for acquired in-process research and development	1,230,768
Change in operating assets and liabilities:
Increase in accrued interest	28,655
Increase in due to related party	1,221
Net cash used in operating activities	(5,028)
Cash flows provided by financing activities - sale of common stock	4,936
Net decrease in cash	(92)
Effect of foreign exchange rates upon cash	102
Cash - Beginning of period
Cash - End of period	10
Interest
Income taxes
Supplemental disclosure of non-cash activities - Issuance of note payable	$ 1,230,768